UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 22, 2013
__________________________________________
WEBSENSE, INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Delaware (state or other jurisdiction of incorporation)	000-30093 (Commission File Number)	51-0380839 (I.R.S. Employer Identification No.)

10240 Sorrento Valley Road San Diego, California 92121 (Address of principal executive offices) (Zip Code)

(858) 320-8000 (Registrant's telephone number, including area code)

N/A (Former name or former address, if changed since last report)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)    Appointment of Director to the Audit Committee of the Board of Directors

As previously disclosed, the Board of Directors (the "Board") of Websense, Inc. (the "Company") elected Charles M. Boesenberg to serve as a director effective January 13, 2013. On January 22, 2013, the Board appointed Mr. Boesenberg to serve as a member of the Audit Committee of the Board (the "Audit Committee") effective immediately. The Board determined that Mr. Boesenberg satisfies the independence requirements for Audit Committee members as set forth in the applicable listing standards of the Nasdaq Stock Market and that Mr. Boesenberg qualifies as an "audit committee financial expert" as defined in applicable Securities and Exchange Commission rules. The Board made a qualitative assessment of Mr. Boesenberg's level of knowledge and experience based on a number of factors, including his formal education and experience leading various technology companies, both as a senior executive and as a director. The Audit Committee is now composed of the following four directors: John Schaefer, Bruce Coleman, Gary Sutton and Charles Boesenberg.

(e)    Executive Bonus Programs
On January 22, 2013, the Compensation Committee (the "Committee") of the Board approved the terms of the 2013 Management Bonus Program (the "Management Bonus Program") applicable to the Chief Executive Officer (the "CEO"), non-sales executive vice presidents of the Company (the "EVPs"), non-sales senior vice presidents of the Company who are also executive officers ("Section 16 Officers") under Section 16 of the Securities Exchange Act of 1934, as amended (the "SVPs"), and non-sales vice presidents of the Company who are also Section 16 Officers (the "VPs"). The Committee also approved the terms of the 2013 EVP of Worldwide Sales Bonus Program (the "EVP Bonus Program," and together with the Management Bonus Program, the "Bonus Programs") applicable to the Executive Vice President of Worldwide Sales (the "Sales EVP") of the Company. Awards granted under the Bonus Programs shall be granted under the Company’s 2009 Equity Incentive Plan (the "Plan").

Under the Management Bonus Program, the CEO is eligible for a target bonus amount equal to 100% of his base salary paid during 2013, the EVPs are eligible for a target bonus amount equal to 75% of their respective base salaries paid during 2013, the SVPs are eligible for target bonus amounts equal to 50% of their respective base salaries paid during 2013, and the VPs are eligible for target bonus amounts equal to 30% of their respective base salaries paid during 2013 (collectively, the "Management Target Bonuses"). The actual amounts of the Management Target Bonuses earned are based on the Company’s achievement of certain performance goals established by the Committee near the beginning of the fiscal year and communicated in writing to each participant. The performance goals are related to (i) annual billings and (ii) annual non-GAAP operating income. 60% of each Management Target Bonus is earned if the Company meets its annual billings goal while the other 40% is earned if the Company meets its annual non-GAAP operating income goal. The two performance goals are measured independently and achievement of at least 80% of a goal is required for any payment of the portion of a Management Target Bonus that is based on achievement of that goal. At 80%, each participant earns 0% of the target payment for that goal, and at 110% or more, each participant earns 150% of the target payment for that goal. The bonus awards are prorated for goal achievement between 80% and 100% and between 100% and 110% of the annual billings goal or annual non-GAAP operating income goal on a straight line interpolation, and no additional payments are made for any achievement in excess of 110%. The Committee may reduce the bonus awards at its discretion.

Under the EVP Bonus Program, the Sales EVP is eligible for a target bonus amount equal to 100% of his base salary applicable for each fiscal quarter during 2013 (the "EVP Target Bonuses"). The actual amounts of the EVP Target Bonuses earned are based on the Company’s achievement of certain performance goals as determined by the Committee each fiscal quarter. The performance goals are established by the Committee near the beginning of the fiscal year and communicated in writing to the Sales EVP. The performance goals are related to (i) quarterly billings and (ii) quarterly non-GAAP operating income. 70% of each EVP Target Bonus is earned if the Company meets its applicable quarterly billings goal and 30% of each EVP Target Bonus is earned if the Company meets its applicable quarterly non-GAAP operating income goal. The two performance goals are measured independently and achievement of at least 80% of a goal is required for any payment of the portion of an EVP Target Bonus that is based on achievement of that goal. At 80%, the Sales EVP earns 0% of the target payment, and at 110% or more, the Sales EVP earns 150% of the target payment for that goal, except that an amount in excess of 150% of the target payment for the billings goal shall be paid for achievement of the billings goal above 110%. The EVP Target Bonuses are prorated for goal achievement between 80% and 100% and between 100% and 110% (and in the case of the billings goal, achievement above 110%) of a quarterly goal on a straight line interpolation. In no event, however, can the aggregate amount of the EVP Target Bonuses exceed $5,000,000, as provided in the Plan. No additional payments are made for achievement of the quarterly non-GAAP operating income goals in excess of 110%. The Committee may reduce the bonus awards at its discretion.

The foregoing summary of the Bonus Programs does not purport to be complete and is qualified in its entirety by reference to the full text of the Bonus Programs, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit Number	Description
10.1	2013 Management Bonus Program
10.2	2013 EVP of Worldwide Sales Bonus Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSENSE, INC.

Date: January 24, 2013	By:	/s/ Michael A. Newman
Michael A. Newman
Chief Financial Officer
(principal financial accounting officer)

Exhibit Index

Exhibit Number	Description
10.1	2013 Management Bonus Program
10.2	2013 EVP of Worldwide Sales Bonus Program